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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 27, 2002


                     B.F. Saul Real Estate Investment Trust
             (Exact name of registrant as specified in its charter)


          Maryland                      1-7184                  52-6053341
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


          7501 Wisconsin Avenue, Bethesda, Maryland                 20814
------------------------------------------------------           ------------
           (Address of Principal Executive Offices)               (Zip Code)


                                 (301) 986-6000
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.       Changes in Registrant's Certifying Accountant.

              On June 27, 2002, the Board of Trustees of B.F. Saul Real Estate Investment Trust (the "Trust"), upon the unanimous recommendation of its Audit Committee, approved the dismissal of Arthur Andersen LLP ("Andersen") as the Trust's principal independent accountant and the engagement of Ernst & Young LLP ("Ernst & Young") to serve as the Trust's principal independent accountant to audit the Company's financial statements for the year ending September 30, 2002.

              Andersen's reports on the Trust's consolidated financial statements for each of the two most recent fiscal years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

              During the Trust's two most recent fiscal years and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports; and there were no "reportable events," as defined in Item 304(a) (1)
(v) of Regulation S-K.

              The Trust provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 27, 2002, stating its agreement with such statements.

              During the Trust's two most recent fiscal years and through the date hereof, the Trust did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's consolidated financial statements, or any other matters or reportable events required to be disclosed under Items 304(a) (2) (i) and (ii) of Regulation S-K.

Item 7.       Financial Statements and Exhibits

(c)           Exhibits

              Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 27, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                B.F. SAUL REAL ESTATE INVESTMENT TRUST

                                By:   /s/ Stephen R. Halpin, Jr.
                                      --------------------------
                                      Stephen R. Halpin, Jr.
                                      Vice President and Chief Financial Officer


Dated:  June 28, 2002














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                                  EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------

   16 Letter from Arthur Andersen to the Securities and Exchange Commission dated June 27, 2002


















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